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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 12, 2000


                             CONEXANT SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                      000-24923                   25-1799439
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(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)


                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
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               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

On April 12, 2000, Conexant Systems, Inc. announced that it has agreed to acquire Philsar Semiconductor Inc. The press release dated April 12, 2000 announcing this transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

On April 13, 2000, Conexant Systems, Inc. announced that it had acquired Applied Telecom, Inc. The press release dated April 13, 2000 announcing this transaction is filed as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

              99.1 Press release dated April l2, 2000 announcing the agreement for the acquisition of Philsar Semiconductor Inc. by Conexant Systems, Inc.

              99.2 Press release dated April 13, 2000 announcing the acquisition of Applied Telecom, Inc. by Conexant Systems, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CONEXANT SYSTEMS, INC.
                                         (Registrant)


                                         By /s/ Dennis E. O'Reilly
                                            ------------------------------------
                                            Dennis E. O'Reilly
                                            Senior Vice President,
                                            General Counsel and Secretary


Dated: April 13, 2000

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                                  EXHIBIT INDEX


Exhibit
Number                             Description
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  99.1        Press Release dated April l2, 2000 announcing the agreement for the acquisition of Philsar Semiconductor Inc. by Conexant Systems, Inc.

  99.2 Press release dated April 13, 2000 announcing the acquisition of Applied Telecom, Inc. by Conexant
              Systems, Inc.